ss.15.11.1            PROXY/ANNUAL MEETING - Cover
                                                   Sheet - Proxy Statement

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                              [(Amendment No. ___)]

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             GEOWASTE INCORPORATED
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [ X ]  No fee required
         [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                and 0-11.

                (1) Title of each class of securities to which transaction applies:

                (2) Aggregate number of securities to which transaction applies:

                (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                (4)  Proposed maximum aggregate value of transaction:

                (5)  Total fee paid:

         [    ] Fee previously paid with preliminary materials.
         [    ] Check box if any part of the fee is offset as provided by
                Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                (1)  Amount Previously Paid:

                (2)  Form, Schedule or Registration Statement No.:

                (3)  Filing Party:

                (4)  Date Filed:

                              GEOWASTE INCORPORATED
                                    SUITE 700
                               100 WEST BAY STREET
                           JACKSONVILLE, FLORIDA 32202

                      -------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To be held June 5, 1997
                      -------------------------------------


To the Stockholders of GeoWaste Incorporated:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of GeoWaste Incorporated (the "Company") will be held at 1101 Hawkins Street, Valdosta, Georgia, on June 5, 1997 at 10:00 a.m., local time, for the following purposes:

              1.    To elect five (5) Directors.

              2.    To authorize and approve the 1996 Stock Option Plan.

              3. To approve the appointment of Coopers & Lybrand L.L.P. as independent auditors of the Company for the fiscal year ending December 31, 1997.

              4. To transact such other business as may properly come before the Meeting or any postponement thereof.

          Stockholders of record at the close of business on April 17, 1997, shall be entitled to notice of, and to vote at, the Meeting or any postponements or adjournments thereof.


                                    By order of the Board of Directors

                                    Amy C. MacF. Burbott
                                    Chief Executive Officer
                                    and President

Dated:  Jacksonville, Florida
        May 6, 1997

IMPORTANT: WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

                              GEOWASTE INCORPORATED
                                    SUITE 700
                               100 WEST BAY STREET
                           JACKSONVILLE, FLORIDA 32202
                          -----------------------------

                                 PROXY STATEMENT
                          -----------------------------


                         ANNUAL MEETING OF STOCKHOLDERS

          The accompanying Proxy is solicited by the Board of Directors of GeoWaste Incorporated, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on June 5, 1997, at 10:00 a.m., local time, or any adjournment or postponement thereof (the "Meeting"), at which stockholders of record at the close of business on April 17, 1997 shall be entitled to vote. The cost of solicitation of proxies will be borne by the Company. The Company may use the services of its Directors, officers, employees and others to solicit proxies, personally or by telephone; arrangements may also be made with brokerage houses and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. The Company may reimburse such solicitors for reasonable out-of-pocket expenses incurred by them in soliciting, but no compensation will be paid for their services.

          Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company) or, if a stockholder is present at the Meeting, he may elect to revoke his proxy and vote his shares personally.

          This proxy statement, the Notice of Annual Meeting of Stockholders and the accompanying form of proxy are first being sent to stockholders of the Company on or about May 6, 1997. Enclosed herewith is a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1996. Additional copies may be obtained by providing written requests for such Form 10-K to Raymond F. Chase, Vice President & Controller, Geowaste Incorporated, Suite 700, 100 West Bay Street, Jacksonville, Florida 32202.

          On April 17, 1997, the Company had outstanding and entitled to vote with respect to all matters to be acted upon at the Meeting 21,265,829 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share of stock held by such holder. The presence of holders representing a majority of all the votes entitled to be cast at the Meeting will constitute a quorum at the Meeting. In accordance with Delaware law, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each proposal on the agenda must receive the affirmative vote of a majority of the shares voted at the Meeting in order to pass. Abstentions are counted in the calculation of the votes cast with respect to any of the matters submitted to a vote of stockholders, whereas broker non-votes are not counted for purposes of determining votes cast with respect to any of such matters.

          It is expected that the following business will be considered at the Meeting and action taken thereon:


                            1. ELECTION OF DIRECTORS

          It is proposed to elect five (5) Directors at the Meeting to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. It is intended that the accompanying form of Proxy will be voted for the nominees set forth below. If any of the nominees should be unable to serve, which is not now anticipated, the proxies solicited hereby will be voted for such other person or persons as shall be designated by the present Board of Directors. The Board of Directors is not aware that any nominee may be unable or unwilling to serve as a Director.

NOMINEES FOR ELECTION AS DIRECTORS

Certain information with respect to each nominee is set forth below.

WALTER H. BARANDIARAN, Age 44. Mr. Barandiaran is a General Partner and co-founder of The Argentum Group, a position he has held since 1987. The Argentum Group is a New York based private investment firm. Mr. Barandiaran is a director of Conner Industries, Inc. and Lanxide Precision, Inc..

AMY C. MACF. BURBOTT, Age 46. Ms. Burbott has served as President and Chief Executive Officer of the Company since May 1996 and has served as Director since July 1991 (including having served as Chairman of the Board from February 1995 to May 1996). Ms. Burbott also served as President and Chief Executive Officer of the Company from July 1991 until February 1995.

STEVEN M. ENGEL, Age 44. Mr. Engel is a co-owner of Engel Brothers Media, a documentary film and television production company, where he has served as Chief Executive Officer since 1996. From 1991 to 1996, Mr. Engel served as President of Hambro Resource Development, Inc. an investment banking firm. Mr. Engel has been a Director of the Company since 1991.

HARVE A. FERRILL, Age 64. Mr. Ferrill serves as Chairman of the Board of the Company. From 1990, until its sale to CUC International in 1996, Mr. Ferrill was the Chairman and Chief Executive Officer of Advance Ross Corporation, a value added consumer purchase company, where he continues as Chief Executive Officer. Mr. Ferrill has been a Director of the Company since 1991.

MICHAEL D. PAGLIA, Age 33. Mr. Paglia joined the Company as a Vice President and Director in August 1996 upon the Company's acquisition of Spectrum Group, Inc. ("United Sanitation"). From July 1993 to August 1996 Mr. Paglia had served as an officer and owner of United Sanitation. From 1989 to July 1993, he was the general manager for the Northern Florida operations of Commercial Metals Company. Mr. Paglia has been a Director of the Company since 1996.

BOARD MEETINGS AND COMMITTEES

          In the fiscal year ended December 31, 1996, there were three meetings of the Board of Directors and two actions by unanimous consent. The Stock Option Committee acted through unanimous consent on two occasions. Each Director of the Company attended in excess of 75% of the total number of meetings of the Board of Directors and committees thereof. The Company does not have a standing audit, compensation or nominating committee, but such functions are performed by the full Board of Directors. The Company's Board of Directors has maintained a Stock Option Committee comprised of two outside Directors who administer the Company's 1992 Stock Option Plan.

COMPENSATION OF DIRECTORS

          Directors of the Company are not paid for their services as such but are reimbursed reasonable expenses incurred for Company business or attendance at Board of Directors meetings. Directors are also eligible to receive grants under the Company's 1996 Stock Option Plan. See Item 2 below.

EXECUTIVE COMPENSATION

          The following table sets forth certain information regarding compensation paid to the Company's Chief Executive Officer and to each of the most highly compensated executive officers of the Company whose salary and bonus for 1996 exceeded $100,000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------
                                                                                                  Long Term
                                                           Annual Compensation                   Compensation
  Name and Principal                  Salary           Bonus          Other Annual               Stock Options
     Position                Year      ($)              ($)               Comp.                      (#)
                                                                           ($)
----------------------------------------------------------------------------------------------------------------------
Amy C. MacF. Burbott         1996    $ 105,833          $              $   40,083 (1)               400,000
Chief Executive Officer      1995       10,833           -0-              121,129 (1)                 -0-
and President                1994      130,000           -0-               22,083 (2)                 -0-

Kevin R. Kohn                1996    $ 102,785          $ 12,000       $  221,337 (3)
President                    1995       90,102                                -0-                    20,000
                             1994       79,894                             45,439 (4)               125,000
------------------------------------------------------------------------------------------------------------------------
---------------------
(1)  Consulting payments made to Ms. Burbott when she was not employed by the Company.
(2)  Compensation earned in 1992 and 1993 but paid in 1994.
(3)  Exercised Stock Options.
(4)  Relocation expense reimbursement.

AGREEMENTS RELATING TO EMPLOYMENT

          Amy C. MacF. Burbott and Raymond F. Chase, the Company's Chief Executive Officer and Vice President, respectively, have severance agreements which provide that their employment may be terminated with or without cause, but if the employment is terminated without cause, they are to receive severance payments equal to six (6) months of their respective current annual salary. The agreements also specify certain continuation of health and insurance benefits during the period severance payments are being made.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

          The following line graph sets forth a comparison of the percentage change in the cumulative total stockholder return on the Company's Common Stock compared to the cumulative total return of the S&P SmallCap 600 Index and a peer group, for the period January 1, 1992 through December 31, 1996.

          The graph assumes that the shares of the Company's Common Stock were bought at a price of $100 per share and that the value of the investment in each of the Company's Common Stock and the indices was $100 at the beginning of the period. As required by the Securities and Exchange Commission (the "Commission"), the values shown assume the investment of all dividends (where applicable) and, in the case of the peer group are weighted to reflect the market capitalization of the component companies. The peer group is comprised of the following companies: Allied Waste Industries, Inc., American Waste Services, Inc., Browning-Ferris Industries, Inc., Eastern Environmental Services, Inc., Superior Services, Inc., Transamerican Waste Industries, Inc., Transcor Waste Services, Inc., United Waste Systems, Inc., USA Waste Services, Inc. and WMX Technologies, Inc.

          The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                                PERFORMANCE GRAPH

                           TOTAL SHAREHOLDER RETURNS
                           --------------------------
                              Dividends Reinvested

                                                               ANNUAL RETURN PERCENTAGE
                                                                    Years Ending
Company Name/Index                   Dec 92              Dec 93        Dec 94        Dec 95      Dec 96
-------------------------------------------------------------------------------------------------------
GEOWASTE INC                         31.20              -47.64          -27.22       150.00       70.00
S&P SMALL CAP 600 INDEX              21.04               18.79          - 4.77        29.96       21.32
PEER GROUP                           -0.63              -26.17            4.03        14.70       11.75

                                                                 INDEXED RETURNS
                                                                   Years Ending

                        Base Period
Company Name/Index      Dec 91       Dec 92              Dec 93        Dec 94        Dec 95      Dec 96
--------------------------------------------------------------------------------------------------------

GEOWASTE INC             100         131.20               68.70         50.00        125.00       212.50
S&P SMALL CAP 600 INDEX  100         121.04              143.78        136.92        177.94       215.88
PEER GROUP               100          99.37               73.37         76.33         87.55        97.84


Peer Group Companies
---------------------------------------------------------------------------------------------------------
ALLIED WASTE INDS INC
AMERICAN WASTE SVCS -CLA
BROWNING-FERRIS INDS
EASTN ENVIRONMENT SVC
SUPERIOR SERVICES INC
TRANSAMERICAN WASTE INDS INC
TRANSCOR WASTE SVCS INC
UNITED WASTE SYS INC
USA WASTE SERVICES INC
WMX TECHNOLOGIES INC

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of April 17, 1997, (i) by each person who is known by the Company to own beneficially more than five percent of the Common Stock, (ii) by each of the Company's current directors,
(iii) by each of the Named Executive Officers and (iv) by all current directors and executive officers as a group.

-----------------------------------------------------------------------------
                                               SHARES BENEFICIALLY  OWNED
NAME                                        NUMBER                PERCENT
-----------------------------------------------------------------------------
Walter H. Barandiaran                       100,400                *
Amy C. MacF. Burbott                        600,000(1)             2%
Robert J. Cresci                          2,584,475(2)            10%
Steven M. Engel                              40,000                *
Harve A. Ferrill                          1,196,856(3)             5%
Kevin R. Kohn                                  2000                *
Michael D. Paglia                         1,000,000                4%
All directors and executive officers as
group (9 persons)                         5,981,501               24%

Allen Holding Inc.
711 Fifth Avenue                          6,260,000(4)            25%
New York, New York  10022

Emvest & Co.
c/o Morrissey & Hawkins
One International Place                   2,000,000                8%
Boston, Massachusetts  02110
------------------------------------------------------------------------------
-----------------------------
*  Less than 1%
(1) Includes 600,000 shares which Ms. Burbott has an option to acquire and which are immediately exercisable.
(2) Includes 10,000 shares which are held directly by Mr. Cresci and 2,574,475 shares which are subject to issuance upon the conversion of the Company's Convertible Subordinated Debenutures, for which Mr. Cresci has sole investment power but disclaims any beneficial ownership.
(3) Includes 100,000 shares which Mr. Ferrill has an option to acquire and which are immediately exercisable and 26,080 shares beneficially owned by Mr. Ferrill, 18,080 of which he has sole voting and investment power and 8,000 shares of which he shares voting and investment power. Also includes 1,070,776 shares held by Advance Ross Corporation (of which Mr. Ferrill is Chief Executive Officer), for which Mr. Ferrill disclaims any beneficial ownership.
(4) Includes 3,573,200 shares held by Allen Value Partners L.P., 760,000 shares held by Allen & Company Incorporated and 426,800 shares issued to Allen Value Limited Incorporated. Allen Holding Inc. may be deemed to beneficially own the shares of Common Stock held by Allen Value Partners L.P. and Allen
Value Limited Incorporated. However, Allen Holding Inc. disclaims beneficial ownership except to the extent represented by Allen Holding Inc.'s equity interest and profit participation in such entities. Also includes warrants held by Allen & Company Incorporated to purchase 1,500,000 shares which are immediately exercisable. The amount in the table excludes 709,425 shares and warrants to purchase 500,000 shares held by officers and directors of Allen & Company for which Allen & Company disclaims beneficial ownership.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          On March 5, 1992 the Company completed the private placement of $3 million in Convertible Subordinated Debentures (the "Debentures"). The Debentures had a term of five years and bear interest at the rate of 8.5% per annum. The Debentures are convertible into the Company's Common Stock at $1.40 per share. In March 1997 the Company and the holder of the Debentures agreed to extend the due date of the Debentures to September 30, 1997. Mr. Robert Cresci, who has served as a Director of the Company since the placement of the Debentures and who is not standing for reelection to the Board, is the investment advisor to the holders of the Debentures.

          The Company, through its wholly owned subsidiary United Sanitation, leases approximately 155,000 square feet of land and buildings in Ocala, Florida which is used for the operations of United Sanitation's collection, transfer, recycling and portable toilet business. The property is leased from a real estate company which is controlled by Michael and John Paglia, who serve as the Company's Director and Vice President and Vice President, respectively. The lease has a term of 20 years, grants the Company an option to purchase the property at any time after the fifth year of the lease at fair market value, and has annual rent of $204,000 with yearly escalators tied to changes in the Florida Consumers Price Index. The Company believes the lease to be reasonable, fair and on terms and conditions typical for commercial leases in the Ocala, Florida area.

     During 1996 the Company incurred investment banking fees to Allen & Company Incorporated in the amount of $640,000 for advisory services performed in connection with the acquisitions made by the Company in 1996. A portion of these fees ($240,000) represents the value assigned by the Company to the extension of Allen & Company Incorporated's warrants to February 28, 1998 and has been recorded as purchase price for the particular acquisition for which the services were rendered.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, certain of its officers and persons who own more than 10 percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Commission. Such officers, directors and greater than 10 percent stockholders are required by the Commission regulation to furnish the Company with copies of all Section 16(a) form filed by such reporting persons.

         Based solely upon review of the copies of such forms received and regular correspondence with such parties, the Company believes that during 1996, except for a Form 4 filing required to be filed by Kevin Kohn, a former officer and director of the Company, all of its officers, directors and greater than ten percent stockholders complied with all filing requirements under Section 16(a) of the Exchange Act.

 OPTIONS GRANTED

          The table below shows information regarding the grant of stock options made to the Named Executive Officers during the fiscal year ended December 31, 1996. The amount shown for each officer as grant date present value is based on the assumptions set forth below. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's Common Stock.

                           OPTION GRANTS DURING 1996
------------------------------------------------------------------------------
                                                                                    Potential        Potential
                                                                                    Realizable       Realizable
                                      %                                             Value At         Value At
                           Number     Total                                         Assumed           Assumed
                            of        Of        Exercise                            Annual            Annual
                           Shares     Options   Price Per     Vesting    Expiration  Rate             Rate
                           Granted    Granted   Share         Date       Date       Of Stock         Of Stock
                                      To Employees                                  Appreciation     Appreciation
Name                                  In 1996                                       At 5%            At 10%
------------------------------------------------------------------------------------------------------------------
Amy C. MacF. Burbott       100,000         *        $2.00       4-23-96   4-23-06       $ 125,000        $ 317,000
                           100,000         *         2.00       4-23-97   4-23-06       $ 125,000        $ 317,000
                           100,000         *        $2.75       4-23-98   4-23-06       $  50,000        $ 242,000
                           100,000         *         3.50       4-23-99   4-23-06       $   0            $ 167,000
--------------------------------------------------------------------------------------------------------------------------
------------------
* The aggregate grant of options to purchase 400,000 shares of Common Stock to
Ms. Burbott on April 23, 1996 represented 86% of the total number of option granted to all employees in 1996.

          The table below sets forth information for the named Executive Officers concerning option exercises during 1996 and outstanding options at December 31, 1996.

                     AGGREGATED OPTION EXERCISES DURING 1996
                           AND YEAR END OPTION VALUES
-------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                           SHARES                       UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                           ACQUIRED                     OPTIONS AT END                 AT END OF 1996 ($)
                            ON          VALUE           OF 1996                        EXERCISABLE/
                           EXERCISE     REALIZED        (#)                            UNEXERCISABLE (1)
NAME                       (#)         ($)             EXERCISABLE/UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------
Amy C. MacF. Burbott       -0-          -0-            500,000                           $662,500(2)
Chief Executive                                        300,000                           $ 12,500
Officer and President
Kevin R. Kohn President    100,416      221,337         37,916                          $  61,614
                                                         6,668                              6,235
-------------------------------------------------------------------------------------------------------------------
-----------------
(1)  Calculated using $2.125 per share, the last sale price of the Company's
Common Stock on December 31, 1996.
(2)  Includes 400,000 shares at an exercise price of $ .50 per share for which the Company must reimburse the exercise price.

                              2. STOCK OPTION PLAN
GENERAL

          Effective November 18, 1996, the Board of Directors of the Company adopted the 1996 Stock Option Plan (the "Plan") under which stock option grants may be made to members of the Board of Directors and key employees of the Company. As of April 17, 1997, no options have been granted under the Plan and any such grant prior to the approval of the Plan by the Company's stockholders would be conditioned upon such approval. On April 17, 1997, the fair market value of a share of Common Stock was $2.75. The following summary of the Plan is qualified in its entirety by reference to the full text of the Plan. The Company will provide, without charge to each of its stockholders, on the written request of such stockholders a copy of the 1996 Stock Option Plan.

PURPOSE

          The purpose of the Plan is to enable the Company to attract and retain key employees and directors, provide an additional incentive to each key employee and director and provide each key employee and director with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders.

PLAN ADMINISTRATION

          The Plan is currently administered by a committee of the Board of Directors (the "Committee"). The Committee determines the key employees and directors who will be eligible for grants and the amount and type of the grants, establishes rules and guidelines relating to the Plan, establishes and modifies the terms of grants and is entitled to take such other action as may be necessary for the proper administration of the Plan.

MAJOR PROVISIONS OF THE PLAN

          The major provisions of the Plan are as follows:

          TYPES OF OPTIONS TO BE GRANTED. It is intended that either "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not satisfy Section 422 of the Code ("Non- Qualified Stock Options"), or both, may be granted under the Plan (collectively, the "Options"). At the time an Option is granted, the Committee determines, in its sole discretion, whether such Option (a) is to be considered as an Incentive Stock Option or (b) is not to be treated as an Incentive Stock Option for purposes of the Plan and the Code. No Option which is intended to qualify as an Incentive Stock Option shall be granted under the Plan to any individual who, at the time of such grant, is not an employee of the Company or a subsidiary of the Company (a "Subsidiary").

          The aggregate fair market value (determined as of the date an Option is granted) of the shares of Common Stock with respect to which Options which are designated as Incentive Stock Options, and any other Incentive Stock Options, granted to an employee (under the Plan, or any other Incentive Stock Option plan maintained by the Company or any Subsidiary that meets the requirements of Section 422 of the Code) first become exercisable in any calendar year shall not exceed $100,000. Furthermore, no Option may be granted in any calendar year to any key employee for more than 250,000 shares of Common Stock.

          PLAN PARTICIPANTS. The class of persons who are potential recipients of Options granted under the Plan consist of key employees of the Company or any Subsidiary and members of the Company's Board of Directors. The key employees and directors to whom Options are granted under the Plan, and the number of shares subject to each such Option, shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of the Plan. As of April 17, 1997, 150 key employees and 3 directors who are not key employees were eligible to participate in the Plan.

          SHARES AVAILABLE UNDER THE PLAN. A maximum of 1,000,000 authorized and unissued or treasury shares of the Company's Common Stock may be issued or delivered under the Plan. Shares of Common Stock which remain unissued after the cancellation or expiration of an Option are available for future grants under the Plan

          OPTION EXERCISE PRICE AND DURATION. Generally, the price per share of the shares of Common Stock to be purchased pursuant to the exercise of any Incentive Stock Option shall be no less than the fair market value of a share on the day on which the Option is granted. However, if the Incentive Stock Option is granted to a key employee who is a Ten Percent Shareholder (as defined in the Plan), the price per share of the shares of Common Stock to be purchased pursuant to the exercise of any Incentive Stock Option shall be no less than 110% of the fair market value of a share on the day on which such Option is granted. The price per share of the shares of Common Stock to be purchased pursuant to the exercise of any Non-Qualified Stock Option may be less than the fair market value of a share on the day on which such Option is granted but in no event may the exercise price be less than adequate consideration. The duration of any Option granted under the Plan shall be ten years from the date upon which the Option is granted unless the holder of the Option is a Ten Percent Shareholder on the date the option is granted, in which case, the duration of any Incentive Stock Option granted to such individual shall be five years from the date the Incentive Stock Option is granted.

          EXERCISE OF OPTIONS. An Option, after the grant thereof, shall be exercisable by the holder of the Option (the "Participant"), in whole or in part, at such time or times as set forth in the related Option Certificate; provided, however, that all Options shall become fully and immediately vested on a change in control.

          For purposes of the Plan, a "change in control" shall mean (a) the acquisition of the power to direct, or to cause the direction, of the management and policies of the Company by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Common Stock, by contract or otherwise, or (b) the acquisition, directly or indirectly, of the power to vote 20% or more of the outstanding Common Stock by a person or persons (other than a person possessing such power on the date this Plan becomes effective or the Company or an employee benefit plan established and maintained by the Company). For purposes of this definition, (i) the term "person" means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government and (ii) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Common Stock shall be disregarded.

          In the event that the Company agrees to sell all or substantially all of its assets or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Common Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under the Plan, each unexercised Option at the Committee's direction and discretion may be canceled and, if the fair market value of the shares exceeds the exercise price, the cancellation will be in exchange for shares of Common Stock equal in value to the difference between the exercise price and fair market value as of the date before the effective date of the transaction.

          TERMINATION OF THE OPTIONS. A certificate representing an Option may provide for the exercise of an Option after the employment of a Participant has terminated for any reason whatsoever, including death or disability. If any Option shall expire, be canceled or terminate for any reason without having been exercised in full, the unpurchased shares of Common Stock subject thereto may again be made subject to Options under the Plan.

          PAYMENT FOR AND ISSUANCE OF SHARES. Payment of the shares purchased pursuant to the exercise of an Option shall be made in full at the time of the exercise of the Option, in cash or by delivery of previously-owned shares of Common Stock of the Company. The Committee may also, in its discretion, allow a Participant exercising an Option to pay the exercise price, in whole or in part, by electing that the Company withhold shares of Common Stock from the shares of Common Stock that otherwise would be transferred to such Participant as a result of exercising such Option (a "Cashless Exercise"). With the approval of the Committee, the Company may loan, or guarantee a loan by a third party, to a Participant of 100% of the purchase price of the shares to be purchased. The Plan contains standard provisions to assure that any exercise of an Option or the issuance of shares pursuant thereto will not violate applicable securities and income tax withholding laws.

          ADJUSTMENT OF SHARES. The Plan contains usual anti-dilution provisions in the event of certain corporate transactions.

          AMENDMENT AND DISCONTINUANCE OF THE PLAN. The Plan may be amended, modified or terminated by the Committee, except that the Committee may not, without requisite approval of the stockholders, increase the maximum number of shares as to which Options may be granted under the Plan, change the minimum exercise price, change the class of eligible persons or extend the period for which Options may be granted or exercised. No amendment, modification, or termination of the Plan may, without the written consent of a Participant, affect the rights of such Participant under an outstanding Option unless there is a dissolution or liquidation of the Company, change in capitalization of the Company, sale or merger of the Company, or change in control of the Company. No Option may be granted more than ten years after the effective date of the Plan.

          NON-TRANSFERABILITY OF OPTIONS. Options shall be non-transferrable and non- assignable by Participants, except to the extent that the estate or other devisee of a deceased Participant may be permitted to exercise them.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

          INCENTIVE STOCK OPTIONS. An employee will not recognize income upon the grant or exercise of an Incentive Stock Option. If an employee disposes of the shares acquired upon exercise of an Incentive Stock Option at least two years after the date the Option was granted and at least one year after the date the shares are transferred to him upon the exercise of an Option, the employee will realize long-term capital gain in an amount equal to the excess, if any, of the amount realized on the disposition of the shares over the exercise price. In such case, the Company will not be entitled to any tax deduction. If an employee disposes of the shares acquired upon the exercise of an Incentive Stock Option prior to the expiration of two years from the date the Option was granted, or one year from the date the shares are transferred to him, any gain realized will be taxable at such time as follows: (1) as ordinary income to the extent of the difference between the Option exercise price and the lesser of (a) the fair market value of the shares on the date the shares were transferred to him or (b) the amount realized on such disposition, and (2) as capital gain to the extent of any excess, which gain shall be treated as short-term or long-term capital gain depending upon the employee's holding period. In such case, the Company may claim an income tax deduction for the amount taxable to the employee as ordinary income. The difference between the fair market value of the shares at the time the Incentive Stock Option is exercised and the exercise price will constitute an item of adjustment, for purposes of determining alternative minimum taxable income, and may under certain circumstances be subject, in the year in which the Option is exercised, to the alternative minimum tax.

          If an individual uses shares of Common Stock of the Company that he owns to pay, in whole or in part, the exercise price of an Incentive Stock Option, (a) the individual's holding period for the newly-issued shares equal in number to the surrendered shares (the "exchanged shares") shall include the period during which the surrendered shares were held, (b) the employee's basis in such exchanged shares will be the same as his basis in the surrendered shares, and (c) no gain or loss will be recognized by the employee on the exchange of the surrendered shares for the exchanged shares. Further, the employee will have a zero basis in any additional shares received over and above the exchanged shares. However, if an employee tenders shares acquired pursuant to the exercise of an Incentive Stock Option, such tender will constitute a disposition of such shares for purposes of the one-year (or two- year) holding period requirement applicable to Incentive Stock Options and such tender will be treated as a taxable exchange if such holding period has not been met. If an individual pays for the exercise price of an Incentive Stock Option through a Cashless Exercise, such individual will be considered to have received and disposed of the shares withheld to pay the exercise price on the date of exercise of the Option. Therefore, the disposition of the withheld shares will not meet the one-year (or two- year) holding period requirement applicable to Incentive Stock Options.

          NON-QUALIFIED STOCK OPTIONS. A holder will not recognize any income at the time a Non-Qualified Stock Option is granted, but he will recognize ordinary income at the time he exercises a Non-Qualified Stock Option in a total amount equal to: (1) in the case of Options exercised with cash, the excess of the then fair market value of the shares acquired over the exercise price, (2) in the case of Options which an employee exercises by tendering previously owned shares, the then fair market value of the shares issued in excess of the fair market value of the shares surrendered upon such exercise, and (3) in the case of a Cashless Exercise, the excess of the then fair market value of the aggregate shares acquired by the holder and withheld by the Company to pay the exercise price over the exercise price. Section 83 of the Code generally provides that if a Director, officer, or principal stockholder receives shares pursuant to the exercise of a Non-Qualified Stock Option, he is not required to recognize income until the date on which he can sell such shares at a profit without being subject to liability under Section 16(b) of the Exchange Act. Regulations under Section 83 of the Code provide that if the sale of shares at a profit within six months after purchasing the shares could subject a person to suit under Section 16(b) of the Exchange Act, the person is taxed at the earlier of (i) the expiration of such six month period or (ii) the first day on which the sale of the shares at a profit will not subject the person to suit under
Section 16(b) of the Exchange Act. Alternatively, a Director, officer or principal stockholder who would not otherwise be subject to tax on the value of his shares as of the date they were acquired can file a written election, within 30 days after the shares are transferred to him, pursuant to Section 83(b) of the Code, to be taxed as of the date of transfer. In either case, the Director, officer, or principal stockholder would realize income equal to the amount by which the fair market value, at the time the income is recognized, of the shares acquired pursuant to the exercise of such option exceeds the price paid for such shares.

          All income realized upon the exercise of any Non-Qualified Stock Option will be taxed as ordinary income. The Company may claim an income tax deduction for the amount taxable to a holder in the same year as those amounts are taxable to a holder. Shares issued upon the exercise of a Non-Qualified Stock Option are generally eligible for capital gain or loss treatment upon any subsequent disposition. Generally, a holder's holding period will commence from the date such shares are issued to him, and his basis in such shares will equal their fair market value as of that date. If an individual uses shares of Common Stock that he owns to exercise a Non-Qualified Stock Option, (a) the individual's holding period for the newly-issued shares equal in number to the surrendered shares (the "exchanged shares") shall include the period during which the surrendered shares were held, (b) the holder's basis in such exchanged shares will be the same as his basis in the surrendered shares, and (c) no gain or loss will be recognized by the holder on the exchange of the surrendered shares for the exchanged shares.

          SECTION 280G OF THE CODE. In addition to Federal income tax consequences discussed above, Section 280G of the Code provides that if an officer, stockholder or highly compensated individual receives a payment which is in the nature of compensation and which is contingent upon a change in control of the employer, and such payment equals or exceeds three times his Base Salary (as hereinafter defined), then any amount received in excess of Base Salary shall be considered an "excess parachute payment." An individual's Base Salary is equal to his average annual compensation over the five-year period (or period of employment, if shorter) ending with the close of the individual's taxable year immediately preceding the taxable year in which the change in control occurs. In addition to any income tax which would otherwise be owed on such payment, the individual will be subject to an excise tax equal to 20% of such excess payment (and the Company will not be allowed any deduction which might otherwise have been allowed for such excess payment). If the taxpayer establishes, by clear and convincing evidence, that the amount received is reasonable compensation for past or future services, all or a portion of such amount shall be deemed not to be an excess parachute payment.

          Section 280G provides that payments made pursuant to a contract entered into within one year of the change in control are presumed to be parachute payments unless the individual establishes, by clear and convincing evidence, that such contract was not entered into in contemplation of a change in control. In addition, the General Explanation of the Tax Reform Act of 1984 prepared by the Staff of the Joint Committee on Taxation indicates that the grant of an Option within one year of the change in control or the acceleration of an Option because of a change in control may be considered a parachute payment, in an amount equal to the value of the Option or the value of the accelerated portion of the Option, as the case may be. Pursuant to proposed regulations, the acceleration of a Non-Qualified Stock Option because of a change in control will be considered a parachute payment. Even if the grant of an Option, if any, within one year of the change in control or the acceleration of an Option, if any, is not a parachute payment for purposes of Section 280G, the exercise of an Option granted within one year of the change in control or the exercise of the accelerated portion of an Option may result in a parachute payment. Payments received for the cancellation of an Option, if any, because of a change in control may also result in parachute payments.

          The foregoing summarizes all material Federal income tax consequences; however, reference is made to the applicable provisions of the Code. In addition, there may be tax considerations under state and local laws applicable to participants.

          EFFECTIVE DATE. The Plan was adopted by the Board of Directors to be effective as of November 18, 1996 subject to approval by the holders of a majority of the shares of stock of the Company which vote on the subject at a meeting of stockholders of the Company duly convened and held within twelve months of the Board of Directors' adoption of the Plan. In the event the Plan is not approved by stockholders of the Company, the Plan shall be void and of no further force and effect.

VOTE REQUIRED

          Under the Code, the affirmative vote of the holders of a majority of the shares of stock of the Company voting on the subject at this Annual Meeting is required to approve the amendment to the Plan.

          THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE AUTHORIZATION AND APPROVAL OF THE PLAN.



                     3. APPOINTMENT OF INDEPENDENT AUDITORS

          The Board of Directors of the Company has selected Coopers & Lybrand L.L.P. as independent auditors of the Company for the fiscal year ending December 31, 1997. A representative of Coopers & Lybrand L.L.P. is expected to be present at the meeting with the opportunity to make a statement if such representative so desires and to respond to appropriate questions.

          THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S AUDITORS.

                                4. OTHER MATTERS
STOCKHOLDER PROPOSALS

          Proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company on or prior to November 7, 1997 to be eligible for inclusion in the Company's Proxy Statement and form of Proxy to be used in connection with such meeting.

OTHER BUSINESS

          At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Meeting is that hereinabove set forth. If any other matter or matters are properly brought before the Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their judgment.


                                        Amy C. MacF. Burbott
                                        Chief Executive Officer and
                                         President

Dated:             May 6, 1997

                              GEOWASTE INCORPORATED
                                     PROXY
                  PROXY SELECTED BY THE BOARD OF DIRECTORS FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 5, 1997

     The undersigned hereby appoints Raymond F. chase and Michelle Mikell, and each of them, proxies with full power of substitution and resubstitution, for and in the names of the undersigned, to vote all shares of stock of GeoWaste Incorporated which the undersigned would be entitled to vote if personally present at the Annual Meeting of stockholders to be held on Thursday, June 5, 1997 at 10:00 a.m., local time, 1101 Hawkins street, Valdosta,\ Georgia 31601, and at any adjournments or adjournments thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting at any adjournment or adjournments thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting and any adjournment or adjournments thereof.

1. ELECTION OF DIRECTORS-                 2. APPROVAL OF THE COMPANY'S
     IF PROPOSAL 1 IS APPROVED               1996 STOCK OPTION PLAN ("ITEM 2")

For all nominees     WITHHOLD      (INSTRUCTION:
listed to the right  AUTHORITY     To withhold           FOR  AGAINST ABSTAIN
(except as marked    to vote for   authority            /  /   /   /    /   /
to the contrary)     all nominees  to vote for any
                    listed to the  individual nominee(s)
                    right          strike a line through the
                                   nominee's name in the
                                   list below.)
  /     /             /     /      Walter H. Barandiaran, Amy MacF. Burbott,
                                   Steven M. Engel, Harve A. Ferrill and
                                   Michael D. Paglia

3. RATIFICATION OF THE APPOINTMENT,        THIS PROXY WILL BE VOTED AS DIRECTED
   by the Board of Directors, of           BUT IF NO DIRECTION IS INDICATED,
   Coopers & Lybrand independent           THIS PROXY WILL BE VOTED "FOR"
   public accountants as auditors          EACH OF THE ABOVE-STATED PROVISIONS.
   of the Company for the year ending
   December 31, 1997 ("ITEM 3").           Please sign and date below and return
                                           the proxy immediately in the
                                           enclosed evnelope, whether or not you
                                           plan to attend the annual meeting.
   FOR    AGAINST  ABSTAIN
   /  /   /   /      /   /                 Please date this proxy and sign
                                           exactly as your name or names appear
                                           hereon.  When more than one owner is
                                           shown, each should sign.  When
                                           signing in fiduciary or
                                           representative capacity, please give
                                           full title.  If this proxy is
                                           submitted by a corporation, it should
                                           be executed in the full corporate
                                           name by a duly authorized officer.
                                           If this proxy is submitted by a
                                           partnership, it should be executed
                                           in full partnership name by a duly
                                           authorized person.

                                           Date:               ,1997
                                           --------------------------
                                                  Signature
                                           --------------------------
                                                  Signature

                                   Exhibit A


                              GEOWASTE INCORPORATED

                             1996 STOCK OPTION PLAN

                                TABLE OF CONTENTS

                                                                           Page

 SECTION 1. PURPOSE...........................................................2
 SECTION 2. DEFINITIONS.......................................................2
   2.1.     Board............................................................ 2
   2.2.     Change in Control.................................................2
   2.3.     Code..............................................................3
   2.4.     Committee.........................................................3
   2.5.     Director..........................................................3
   2.6.     Fair Market Value.................................................3
   2.7.     ISO...............................................................3
   2.8.     Key Employee......................................................3
   2.9.     1933 Act..........................................................4
   2.10.    Non-ISO...........................................................4
   2.11.    Option............................................................4
   2.12.    Option Certificate................................................4
   2.13.    Option Holder.....................................................4
   2.14.    Option Price......................................................4
   2.15.    Parent Corporation................................................4
   2.16.    Plan..............................................................4
   2.17.    Rule 16b-3........................................................4
   2.18.    Stock.............................................................4
   2.19.    Subsidiary........................................................4
   2.20.    Ten Percent Shareholder...........................................4
SECTION 3.  SHARES SUBJECT TO OPTIONS.........................................5
SECTION 4.  EFFECTIVE DATE....................................................5
SECTION 5.  COMMITTEE.........................................................6
SECTION 6.  ELIGIBILITY.......................................................6
SECTION 7.  GRANT OF OPTIONS..................................................6
   7.1.     Committee Action..................................................6
   7.2.     $100,000 Limit....................................................7
SECTION 8.  OPTION PRICE......................................................7
SECTION 9.  EXERCISE PERIOD...................................................8
SECTION 10. NONTRANSFERABILITY................................................9
SECTION 11. SECURITIES REGISTRATION AND RESTRICTIONS..........................9
SECTION 12. LIFE OF PLAN.....................................................10
SECTION 13. ADJUSTMENT.......................................................11
SECTION 14. SALE OR MERGER OF GEOWASTE; CHANGE IN CONTROL....................12
   14.1.    Sale or Merger...................................................12
   14.2.    Change in Control................................................12
SECTION 15. AMENDMENT OR TERMINATION.........................................12
SECTION 16. MISCELLANEOUS....................................................13
   16.1.    No Shareholder Rights............................................13
   16.2.    No Contract of Employment........................................13
   16.3.    Withholding......................................................14
   16.4.    Construction.....................................................14
   16.5.    Loans............................................................14

                                   SECTION 1.

                                     PURPOSE

          The purpose of this Plan is to promote the interests of GeoWaste and its related companies by granting Options to purchase Stock to Key Employees and Directors in order (1) to attract and retain Key Employees and Directors, (2) to provide an additional incentive to each Key Employee and Director to work to increase the value of Stock and (3) to provide each Key Employee and Director with a stake in the future of GeoWaste which corresponds to the stake of each of GeoWaste's shareholders.

                                   SECTION 2.

                                   DEFINITIONS

          Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

          2.1. Board -- means the Board of Directors of GeoWaste.

          2.2. Change in Control -- means (a) the acquisition of the power to direct, or to cause the direction, of the management and policies of GeoWaste by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, or (b) the acquisition, directly or indirectly, of the power to vote 20% or more of the outstanding Stock by a person or persons (other than a person possessing such power on the date this Plan becomes effective or GeoWaste or an employee benefit plan established and maintained by GeoWaste). For purposes of this definition, (i) the term "person" means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government and (ii) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Stock shall be disregarded.

          2.3. Code -- means the Internal Revenue Code of 1986, as amended.

          2.4. Committee -- means a committee which shall have at least 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "Non-Employee Director" under Rule 16b-3 and an "outside director" under Section 162(m) of the Code.

          2.5. Director -- means a member of GeoWaste's Board.

          2.6. Fair Market Value -- means (a) if the Stock is listed on a national securities exchange or quoted in an automated interdealer quotation system, the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations; or (b) if the Stock is not listed on a national securities exchange or quoted in an automated interdealer quotation system, as determined by the Board in good faith in its sole discretion.

          2.7. ISO -- means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements of Section 422 of the Code.

          2.8. Key Employee -- means an employee of GeoWaste or any Subsidiary of GeoWaste who, in the judgment of the Committee acting in its absolute discretion, is key to the success of GeoWaste, or a Subsidiary of GeoWaste.

          2.9. 1933 Act -- means the Securities Act of 1933, as amended.

          2.10. Non-ISO -- means an option granted under this Plan to purchase stock which is intended to fail to satisfy the requirements of Section 422 of the Code.

          2.11. Option -- means an ISO or a Non-ISO.

          2.12. Option Certificate -- means the written agreement or instrument which sets forth the terms of an Option granted to a Key Employee or Director under this Plan.

          2.13. Option Holder -- means a Director or Key Employee who has been granted an Option under this Plan.

          2.14. Option Price -- means the price to purchase one share of Stock upon the exercise of an Option granted under this Plan.

          2.15. Parent Corporation -- means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) of GeoWaste.

          2.16. Plan -- means this GeoWaste Incorporated 1996 Stock Option Plan effective as of November 18, 1996 and as amended from time to time thereafter.

          2.17. Rule 16b-3 -- means the exemption under Rule 16b-3 to Section 16b of the Securities Exchange Act of 1934, as amended, or any successor to such rule.

          2.18. Stock -- means the $0.10 par value Common Stock of GeoWaste.

          2.19. Subsidiary -- means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of GeoWaste.

          2.20. Ten Percent Shareholder -- means a person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of either GeoWaste, a Subsidiary or a Parent Corporation.

                                   SECTION 3.

                            Shares Subject To Options

          There shall be 1,000,000 shares of Stock reserved for use under this Plan. Such shares of Stock shall be reserved to the extent that GeoWaste deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by GeoWaste. Any shares of Stock subject to an Option which remain unissued after the cancellation or expiration of such Option thereafter shall again become available for use under this Plan, but any shares of Stock used to exercise an Option under Section 7 or to satisfy a withholding obligation under Section 16.3 shall not again be available for use under this Plan.

                                   SECTION 4.

                                 Effective Date

          The effective date of this Plan shall be November 18, 1996, provided GeoWaste's shareholders (acting at a duly called meeting of such shareholders) approve this Plan within twelve (12) months after the date the Board adopts this Plan and such approval satisfies the requirements for shareholder approval under
Section 422 of the Code and any other applicable law. Any Option granted before such shareholder approval automatically shall be granted subject to such approval.

                                   SECTION 5.

                                    COMMITTEE

          This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on GeoWaste, on each affected Key Employee and Director and on each other person directly or indirectly affected by such action.

                                   SECTION 6.

                                   ELIGIBILITY

          Only Key Employees and Directors shall be eligible for the grant of Options under this Plan.

                                   SECTION 7.

                                GRANT OF OPTIONS

          7.1. Committee Action. The Committee acting in its absolute discretion shall grant Options to Key Employees and Directors under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for the cancellation of outstanding Options which have a higher or lower Option Price; provided, however, no ISO shall be granted to a Director or Key Employee unless he or she is employed by GeoWaste or a Subsidiary and no Option shall be granted in any calendar year to any Key Employee for more than 250,000 shares of Stock. Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall

          (a) specify whether the Option is an ISO or Non-ISO, and

          (b) incorporate such other terms and conditions as the Committee acting in its absolute discretion deems consistent with the terms of this Plan, including (without limitation) a limitation on the number of shares subject to the Option which first become exercisable during any particular period.

If the Committee grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO.

          7.2. $100,000 Limit. The aggregate Fair Market Value of the shares of Stock subject to ISOs granted to a Key Employee and other incentive stock options (which satisfy the requirements under Section 422 of the Code) granted to such Key Employee under any other stock option plan adopted by GeoWaste, a Subsidiary or a Parent Corporation which first become exercisable in any calendar year shall not exceed $100,000. Such Fair Market Value figure shall be determined by the Committee on the date the ISO or other incentive stock option is granted. The Committee shall interpret and administer the limitation set forth in this Section 7.2 in accordance with Section 422(d) of the Code, and the Committee shall treat this Section 7.2 as in effect only for those periods for which Section 422(d) of the Code is in effect.

                                   SECTION 8.

                                  OPTION PRICE

          The Option Price for each share of Stock subject to an ISO shall be no less than the Fair Market Value of a share of Stock on the date the ISO is granted or, if the ISO is granted to a Key Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date the ISO is granted. On the other hand, the Option Price for a Non-ISO may be less than the Fair Market Value of a share of Stock on the date the Non-ISO is granted but shall under no circumstances be less than adequate consideration (as determined by the Board) for such a share. The Option Price shall be payable in full upon the exercise of any Option, and an Option Certificate at the discretion of the Committee may provide for the payment of the Option Price either in cash or in Stock or in any combination of cash and such Stock. If an Option Certificate allows the payment of the Option Price in whole or in part in Stock, such payment shall be made in Stock acceptable to the Committee. The Committee may also (in its discretion) allow an Option Holder or Director to pay such Option Price (in whole or in part) by electing that GeoWaste withhold shares of Stock (that otherwise would be transferred to such Option Holder as a result of the exercise of such Option) to the extent that he or she elects to pay such Option Price through such withheld shares of Stock. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee or the date the Stock is treated by the Committee as withheld from the exercise of the Option.

                                   SECTION 9.

                                 EXERCISE PERIOD

          Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option exercisable on or after the earliest of the

           (1) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Option Holder is a Ten Percent Shareholder on the date the Option is granted, or

           (2) the date which is the tenth anniversary of the date such Option is granted, if such Option is granted to a Option Holder who is not a Ten Percent Shareholder on the date the Option is granted.

     An Option Certificate may provide for the exercise of an Option after the employment of an Option Holder has terminated for any reason whatsoever, including death or disability.

                                   SECTION 10.

                               NONTRANSFERABILITY

          An Option granted under this Plan shall not be transferable by an Option Holder other than by will or by the laws of descent and distribution, and such Option shall be exercisable during an Option Holder's lifetime only by the Option Holder. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Option Holder.

                                   SECTION 11.

                    SECURITIES REGISTRATION AND RESTRICTIONS

          Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option, the Option Holder shall, if so requested by GeoWaste, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by GeoWaste, shall deliver to GeoWaste a written statement satisfactory to GeoWaste to that effect. Each Option Certificate also shall provide that, if so requested by GeoWaste, the Option Holder shall make a written representation to GeoWaste that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to GeoWaste an opinion in form and substance satisfactory to GeoWaste of legal counsel satisfactory to GeoWaste that such registration is not required. Certificates representing the Stock transferred upon the exercise or surrender of an Option may at the discretion of GeoWaste bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to GeoWaste of legal counsel satisfactory to GeoWaste that such registration is not required.

                                   SECTION 12.

                                  LIFE OF PLAN

          No Option shall be granted under this Plan on or after the earlier of

          (a) the tenth anniversary of the effective date of this Plan, in which event this Plan shall continue in effect thereafter until all outstanding Options have been surrendered or exercised in full or no longer are exercisable, or

          (b) the date on which all of the Stock reserved under Section 3 of this Plan has (as a result of the exercise of Options) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                   SECTION 13.

                                   ADJUSTMENT

          The number of shares of Stock reserved under Section 3 of this Plan and the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of GeoWaste, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee shall have the right to adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number of shares of Stock reserved under Section 3 of this Plan and the number of shares subject to Options and the Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code which provides for the substitution or assumption of such Options. If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 13 by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under Section 3" within the meaning of Section 15(a) of this Plan.

                                   SECTION 14.

                  SALE OR MERGER OF GEOWASTE; CHANGE IN CONTROL

          14.1 Sale or Merger. If GeoWaste agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, each then unexercised Option at the direction and discretion of the Committee (a) may be cancelled unilaterally by the Committee as of the date before the effective date of such transaction in exchange the number of whole shares of Stock (and cash in lieu of fractional shares), if any, equal to the difference between the Option Price for the unexercised shares and Fair Market Value of such shares or
(b) may be cancelled if the Option Price equals or exceeds the Fair Market Value of a share of Stock on such date.

          14.2. Change in Control. If a Change in Control of GeoWaste occurs, then all Options that are outstanding and unexercised as of the date of such Change in Control shall be fully vested as of such date.

                                   SECTION 15.

                            AMENDMENT OR TERMINATION

          This Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate; provided, however, no such amendment shall be made absent the proper approval of the shareholders of GeoWaste (a) to increase the number of shares reserved under Section 3, (b) to extend the maximum life of the Plan under Section 12 or the maximum exercise period under Section 9, (c) to decrease the minimum option price under Section 8 or (d) to change the class of employees eligible for Options under Section 6. The Committee also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Committee shall not have the right unilaterally to modify, amend or cancel any Option or granted before such suspension or termination unless (1) the Option Holder consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of GeoWaste or a transaction described in
Section 13 or Section 14 of this Plan.

                                   SECTION 16.

                                  MISCELLANEOUS

          16.1. No Shareholder Rights. No Option Holder shall have any rights as a shareholder of GeoWaste as a result of the grant of an Option to him or to her under this Plan or his or her exercise or surrender of such Option pending the actual delivery of Stock subject to such Option to such Option Holder.

          16.2. No Contract of Employment. The grant of an Option to a Key Employee or Director under this Plan shall not constitute a contract of employment and if the Option Holder is an Employee, shall not confer on such Option Holder any rights upon his or her termination of employment with GeoWaste in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

          16.3. Withholding. Each Option grant shall be made subject to the condition that the Option Holder consents to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to the exercise of any Option granted to him or her. The Committee also shall have the right to provide in an Option Certificate that an Option Holder may elect to satisfy federal and state tax withholding requirements through a reduction in the number of shares of Stock actually transferred to him or to her under this Plan.

          16.4. Construction. This Plan shall be construed under the laws of the State of Delaware.

          16.5. Loans. If approved by the Committee, GeoWaste may lend money or guarantee loans by third parties to any Option Holder to finance the exercise of any Option granted under this Plan.

          IN WITNESS WHEREOF, GeoWaste Incorporated has caused its duly authorized officer to execute this Plan this ______ day of _______________, 1996 to evidence its adoption of this Plan.

                               GEOWASTE INCORPORATED



                               By:___________________________
                               Title:________________________